UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2015

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On June 25, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”).

(b) Approximately 93.46% of the Company’s securities entitled to vote at the 2015 Annual Meeting were represented in person or by proxy. At the 2015 Annual Meeting, the stockholders (1) elected the two nominees listed in the Company’s proxy statement to serve on the Board of Directors for terms expiring in 2017, and elected the five nominees listed in the Company’s proxy statement to serve on the Board of Directors for terms expiring in 2018; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015; and (3) approved, on an advisory basis, a resolution approving the 2014 compensation of the Company’s named executive officers. The final voting results for each of these matters are set forth below.

1.	Election of Directors:

Election of Directors for Terms Expiring 2017

Nominee	Number for Votes For	Number of Votes Withheld

Louis S. Massimo	20,636,894	249,322
Andrew K. Mittag	20,662,104	224,112

Election of Directors for Terms Expiring 2018

Nominee	Number for Votes For	Number of Votes Withheld

Barry H. Golsen	19,978,395	907,821
Marran H. Ogilvie	20,545,913	340,303
Richard W. Roedel	19,998,143	888,073
Richard S. Sanders, Jr.	20,698,331	187,885
Lynn F. White	20,662,157	224,059

There were 1,196,371 broker non-votes with respect to each nominee.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm:

Number of Votes For:	21,476,526

Number of Votes Against:	600,382

Number of Votes Abstaining:	5,679

There were no broker non-votes on this matter.

3.	Advisory Vote on Executive Compensation:

Number of Votes For:	20,441,386

Number of Votes Against:	424,710

Number of Votes Abstaining:	20,120

There were 1,196,371 broker non-votes on this matter.

(c) On April 26, 2015, the Company entered into a settlement agreement (the “2015 Agreement”) with Starboard Value L.P. and certain of its affiliates. The terms of the 2015 Agreement were previously disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders, filed April 30, 2015 (the “Proxy Statement”). The disclosure contained within the Proxy Statement is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Company’s definitive proxy statement, dated April 30, 2015, for the 2015 Annual Meeting of Stockholders, filed with the SEC on April 30, 2015, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2015

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Mark T. Behrman, Executive Vice President and
Chief Financial Officer